                                                                   EXHIBIT 10.22

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the ______ day of October 1999 between RnetHealth.com, Inc. (the "Company") and Peter Graf (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 288,152 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $72,038.05 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 288,152 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                      INVESTOR

                                             /s/ PETER GRAF
------------------------------               -----------------------------------
RnetHealth.com, Inc.                         Peter Graf

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the ______ day of October 1999 between RnetHealth.com, Inc. (the "Company") and Gerhardt Waldschutz (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 144,082 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $36,020.49 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 144,082 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                      INVESTOR

                                             /s/ GERHARD WALDSCHUTZ
------------------------------               -----------------------------------
RnetHealth.com, Inc.                         Gerhard Waldschutz

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the ______day of October 1999 between RnetHealth.com, Inc. (the "Company") and Stephen Richmond (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 144,082 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $36,020.49 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 144,082 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                      INVESTOR

                                             /s/ STEPHEN RICHMOND
------------------------------               -----------------------------------
RnetHealth.com, Inc.                         STEPHEN RICHMOND

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the 12th day of October 1999 between RnetHealth.com, Inc. (the "Company") and William D. Moses Marital Family Trust, No. 2 (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 576,293 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $144,073.15 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 576,293 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                      INVESTOR

                                             /s/ DANIEL SHAPIRA, TRUSTEE
------------------------------               -----------------------------------
RnetHealth.com, Inc.                         William D. Moses Marital
                                             Family Trust, No. 2

                                             Daniel Shapira, Trustee

                                                                      Schedule A

                         COMMON STOCK PURCHASE AGREEMENT
                              FORM OF SUBSCRIPTION
          (TO BE SIGNED AND DELIVERED TOGETHER WITH PAYMENT TO EXERCISE
                         ON OR BEFORE NOVEMBER 19, 1999)

TO: RnetHealth.com, Inc.

The undersigned pursuant to the Debt Restructuring Agreement is granted the right to purchase an amount of shares equal to the amount to the amount of shares to be issued to Investor, upon conversion.

The undersigned hereby elects to purchase ____________, shares of common stock of RnetHealth.com, Inc. at $0.25 per share and herewith makes payment of $_________________ therefore, and requests that the certificate for such shares be issued in the name of _______________________________________________, and delivered to the following address:

The undersigned acknowledges that the right to purchase said common shares may be freely transferred, subject to (i) the prior consent of the Company, which consent may be withheld in the Company's discretion, and (ii) delivery of Form of Transferor Endorsement attached as Schedule B.

The undersigned further acknowledges that the common shares are not registered and the Company does not intend to register such shares, however, the undersigned may freely transfer the shares after a period of one (1) year has elapsed, for purposes of Rule 144 under the Securities Act of 1933, as amended.

Dated: ____________________

By: _______________________

                                                                      Schedule B

                         FORM OF TRANSFEROR ENDORSEMENT
           (TO BE SIGNED ONLY UPON TRANSFER AND DELIVERED TO COMPANY
                       TOGETHER WITH FORM OF SUBSCRIPTION)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the Debt Restructuring Agreement to purchase the number of shares of Common Stock of RNETHealth.com, Inc. to which the Common Stock Purchase Agreement relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of RNETHealth.com, Inc. with full power of substitution in the premises.


                                  Percentage                   Number
       Transferees                Transferred                Transferred
       -----------                -----------                -----------





Dated: ___________________________          By: ________________________________


Signed in the presence of: _________________________________

__________________________________
(Name)

__________________________________
(Address)

__________________________________
(City, State, Zip)



ACCEPTED AND AGREED:
[TRANSFEREE]

Dated: ___________________________          By: ________________________________

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the 12 day of October 1999 between RnetHealth.com, Inc. (the "Company") and Nicole Cox (the "Investor"):

        WHEREAS on July 23, 1999, Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 11,389 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $2,847.29 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 11,389 shares for a period Of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the investor may not freely transfer his or her shares within a one (1) year;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12. 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                     INVESTOR

                                            /s/ NICOLE COX
---------------------------------           ---------------------------------
RnetHealth.com, Inc.                        Nicole Cox

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the 12 day of October 1999 between RnetHealth.com, Inc. (the "Company") and George Henry (the "Investor"):

        WHEREAS on July 23, 1999, certain Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 183,452 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $45,863.10 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 183,452 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may not freely transfer his or her shares within a one (1) year;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                     INVESTOR

                                            /s/ GEORGE HENRY
---------------------------------           ---------------------------------
RnetHealth.com, Inc.                        George Henry

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the 12th day of October 1999 between RnetHealth.com, Inc. (the "Company") and George Henry. III (the "Investor"):

        WHEREAS on July 23, 1999, certain Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A, is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 11,389 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $2,847.29 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 11,389 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may not freely transfer his or her shares within a one (1) year;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999


COMPANY                                     INVESTOR

                                            /s/ GEORGE HENRY, III
---------------------------------           ---------------------------------
RnetHealth.com, Inc.                        George Henry, III

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the 12th day of October 1999 between RnetHealth.com, Inc. (the "Company") and George Henry (the "Investor"):

        WHEREAS on September 10, 1999, Investor invested an aggregate $55,000 pursuant to delivery of certain Promissory Notes, and

        WHEREAS the Company and Investor are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 251,484 shares of common stock of the Company at $0.22 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $55,271.26 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, investor is herein granted the right to purchase 251,484 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.22 per share.

        3. The Investor, by acceptance hereof, hereby:

(1) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the investor may not freely transfer his or her shares within a one (1) year;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed an Schedule A.

        S. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $900,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                     INVESTOR

                                            /s/ GEORGE HENRY
---------------------------------           ---------------------------------
RnetHealth.com, Inc.                        George Henry

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the _____ day of October 1999 between RnetHealth.com, Inc. (the "Company") and Martin Chopp (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 203,836 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $50,959.00 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 203,836 shares for a period of 45 days from the date hereof, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3. The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however that nothing in this Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                                     INVEST

                                            /s/ MARTIN CHOPP
---------------------------------           ---------------------------------
RnetHealth.com, Inc.                        Martin Chopp

                          DEBT RESTRUCTURING AGREEMENT

      This Debt Restructuring Agreement dated as of the 7th day of October 1999 between RnetHealth.com, Inc. (the "Company") and Highborough Services (the "Investor"):

      WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

      WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

      WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

      Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

      NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

      1. The Company agrees to issue to Investor 216,111 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $54,027.80 representing remaining payments on the outstanding debt to Investor.

      2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 216,111 shares for a period of 45 days from the date here of, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

      3.    The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may not freely transfer his or her shares within a one (1) year period under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

      4. Absent any failure by the Company to deliver shares to the Investors pursuant to this debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

      5. The Investor, on behalf of itself and its successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter have against the Releases arising on or prior to the date of this Debt Restructuring Agreement on account of any matter relating to repayment of debt pursuant to the December Note Offering out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this Section 5 will operate to release any obligation of the Investors arising under this Agreement.

      6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 PM Tuesday October 12, 1999.

      7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totalling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.



COMPANY                             INVESTOR


                                    /s/ P. BERLIN
---------------------------         --------------------------------
RnetHealth.com. Inc.                Highborough Services, Ltd.
                                    By:  Peter Berlin, Director

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the ____ day of October 1999 between RnetHealth.com, Inc. (the "Company") and William D. Moses (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 203,836 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $50,959.00 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 203,836 shares for a period of 45 days from the date here of, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3.      The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                             INVEST

                                    /s/ WILLIAM MOSES
---------------------------         --------------------------------
RnetHealth.com, Inc.                William D. Moses

                                                                      Schedule A
                                                                      ----------

                         COMMON STOCK PURCHASE AGREEMENT
                              FORM OF SUBSCRIPTION
          (TO BE SIGNED AND DELIVERED TOGETHER WITH PAYMENT TO EXERCISE
                         ON OR BEFORE NOVEMBER 19, 1999)

TO: RnetHealth.com, Inc.

The undersigned pursuant to the Debt Restructuring Agreement is granted the right to purchase an amount of shares equal to the amount to the amount of shares to be issued to Investor, upon conversion.

The undersigned hereby elects to purchase ___________ shares of common stock of RnetHealth.com, Inc. at $0.25 per share and herewith makes payment of $ therefore, and requests that the certificate for such shares be issued in the name of _______________________________, and delivered to the following address:


                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

The undersigned acknowledges that the right to purchase said common shares may be freely transferred, subject to (i) the prior consent of the Company, which consent may be withheld in the Company's discretion, and (ii) delivery of Form of Transferor Endorsement attached as Schedule B.

The undersigned further acknowledges that the common shares are not registered and the Company does not intend to register such shares, however, the undersigned may freely transfer the shares after a period of one (1) year has elapsed, for purposes of Rule 144 under the Securities Act of 1933, as amended.

Dated:________________________

By:___________________________

                                                                      Schedule B
                                                                      ----------

                         FORM OF TRANSFEROR ENDORSEMENT
            (TO BE SIGNED ONLY UPON TRANSFER AND DELIVERED TO COMPANY
                       TOGETHER WITH FORM OF SUBSCRIPTION)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the Debt Restructuring Agreement to purchase the number of shares of Common Stock of RNETHealth.com, Inc. to which the Common Stock Purchase Agreement relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of RNETHealth.com, Inc. with full power of substitution in the premises.

      Transferees                Percentage                             Number
      -----------                Transferred                         Transferred
                                 -----------                         -----------

Dated:___________________                By:____________________________________

Signed in the presence of:_____________________________


_________________________________
(Name)
_________________________________
(Address)
_________________________________
(City, State, Zip)


ACCEPTED AND AGREED:
[TRANSFEREE]

Dated:___________________                 By:___________________________________

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the 11th day of October 1999 between RnetHealth.com, Inc. (the "Company") and Michael Clurman (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 101,918 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $25,479.50 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 101,918 shares for a period of 45 days from the date here of, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3.      The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may not freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                              INVEST

                                     /s/ MICHAEL CLURMAN
---------------------------          ------------------------------
RnetHealth.com, Inc.                 Michael Clurman

                          DEBT RESTRUCTURING AGREEMENT

        This Debt Restructuring Agreement dated as of the ____ day of October 1999 between RnetHealth.com, Inc. (the "Company") and Janice Gold (the "Investor"):

        WHEREAS on or about December 11, 1998 certain Investors participated in a Note Offering with the Company, as amended on April 13, 1999, relating to an investment by such Investors in an amount equal to $725,000 (the "December Note Offering"); and

        WHEREAS on July 23, 1999, certain other Investors invested an aggregate $125,000 of principal amount pursuant to delivery of certain Promissory
Notes; and

        WHEREAS the Company and Investors are desirous of restructuring various transactions among them and converting all outstanding debt to equity;

        Annexed hereto as Schedule A is a Common Stock Purchase Agreement.

        NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties agree as follows:

        1. The Company agrees to issue to Investor 80,688 shares of common stock of the Company at $0.25 per share, the amount equal to the debt owed to Investor, and Investor agrees to accept such common stock in lieu of $20,171.95 representing remaining payments on the outstanding debt to Investor.

        2. Pursuant to the Common Stock Purchase Agreement on Schedule A attached hereto, Investor is herein granted the right to purchase 80,688 shares for a period of 45 days from the date here of, the amount of shares equal to the amount owed to Investor which has been herein converted at $0.25 per share.

        3.      The Investor, by acceptance hereof, hereby:

(i) acknowledges and understands that if Investor exercises his or her right to purchase additional shares pursuant to the Common Stock Purchase Agreement or transfers such right and an aggregate amount of $756,000 of rights are exercised in a timely manner, the Investor may freely transfer his or her shares within a one (1) year under Rule 144 of the Securities Act of 1933, as amended;

(ii) acknowledges and understands that the Investor may not transfer the shares unless they are registered under the Act, or an exemption from registration is available;

(iii) acknowledges that the certificates representing the shares will bear a legend, and that the stock transfer books of the Company will be noted, to the foregoing effect;

(iv) recognizes that the Company does not represent and has not represented that it will register the shares under the Act or comply with any requirements for exemption therefrom, nor does it contemplate any future registration under or eligibility for exemption from registration under the Act. As a result, the Investor acknowledges that the Investor is prepared to bear the economic risk of investment in the shares for an indefinite period of time.

        4. Absent any failure by the Company to deliver shares to the Investors pursuant to this Debt Restructuring Agreement, this Agreement is executed in full and final settlement of any and all outstanding debts owed to the Investors listed on Schedule A.

        5. The Investors, on behalf of himself or herself and his or her successors, assigns, administrators and representatives (the "Releasers") hereby releases, remises, acquits and discharges forever, irrevocably and unconditionally the Company and its respective affiliates, successors and assigns (the "Releases"), from, against and with respect to any and all claims which any of the Releasers has, ever had or may hereafter against the Releases arising on or prior to the date of this Debt Restructuring Agreement or on account of any matter arising out of any matter, cause or event occurring on or prior to the date of this agreement; provided, however, that nothing in this
Section 5 will operate to release any obligation of the Investors arising under this Agreement.

        6. This Agreement shall be executed in multiple counterparts, and by facsimile signature, when applicable, and shall be delivered by via telecopier or overnight courier to the Company on or before 5:00 p.m. Tuesday, October 12, 1999.

        7. Debt conversion will only be acknowledged upon the receipt of subscription agreements totaling $600,000 to purchase Common stock from the Company. The closing of the conversion of the debt and the receipt of the subscription agreements will occur on October 13, 1999.

COMPANY                             INVESTOR

                                    /s/ JANICE GOLD
----------------------------        ------------------------------
RnetHealth.com, Inc.

                                                                      Schedule A
                                                                      ----------

                         COMMON STOCK PURCHASE AGREEMENT
                              FORM OF SUBSCRIPTION
          (TO BE SIGNED AND DELIVERED TOGETHER WITH PAYMENT TO EXERCISE
                         ON OR BEFORE NOVEMBER 19, 1999)

TO: RnetHealth.com, Inc.

The undersigned pursuant to the Debt Restructuring Agreement is granted the right to purchase an amount of shares equal to the amount to the amount of shares to be issued to Investor, upon conversion.

The undersigned hereby elects to purchase shares of common stock of RnetHealth.com, Inc. at $0.25 per share and herewith makes payment of $ therefore, and requests that the certificate for such shares be issued in the name of ________________________________and delivered to the following address:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

The undersigned acknowledges that the right to purchase said common shares may be freely transferred, subject to (i) the prior consent of the Company, which consent may be withheld in the Company's discretion, and (ii) delivery of Form of Transferor Endorsement attached as Schedule B.

The undersigned further acknowledges that the common shares are not registered and the Company does not intend to register such shares, however, the undersigned may freely transfer the shares after a period of one (1) year has elapsed, for purposes of Rule 144 under the Securities Act of 1933, as amended.

Dated:___________________________

By:______________________________

                                                                      Schedule B
                                                                      ----------

                         FORM OF TRANSFEROR ENDORSEMENT
 (TO BE SIGNED ONLY UPON TRANSFER AND DELIVERED TO COMPANY TOGETHER WITH FORM OF
                                  SUBSCRIPTION)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the Debt Restructuring Agreement to purchase the number of shares of Common Stock of RNETHealth.com, Inc. to which the Common Stock Purchase Agreement relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of RNETHealth.com, Inc, with full power of substitution in the premises.

         Transferees        Percentage                  Number
         -----------        Transferred              Transferred
                            -----------              -----------

Dated:__________________________       By:______________________________________

Signed in the presence of:_______________________________

__________________________________
(Name)
__________________________________
(Address)
__________________________________
(City, State, Zip)


ACCEPTED AND AGREED:
[TRANSFEREE]

Dated:_____________________________    By:______________________________________

        The undersigned holder ("Holder") of a Promissory Note issued by The Recovery Network, Inc., a Colorado corporation ("RNET") on the date and in the principal amount indicated below hereby agrees to surrender such Promissory
Note in exchange for the number of common shares ($.01 par value) of RNET set forth below ("Exchange Shares").

        As further consideration for the surrender of the Promissory Note, RNET agrees to sell to the Holder up to a like number of Exchange Shares at the written election of the Holder made within forty-five (45) days of the date hereof at a per share price of $.25.

        The above described surrender of the Promissory Note is contingent on RNET having actually received funds of $600,000 on or before October __, 1999 from the sale of RNET common shares ($.01 par value) at a sales price of $.25 per share.

Promissory Note Principal Amount: $36,020.49

Promissory Note Date: DEC. 11/98

Exchange Shares: 144,082


Dated: October __, 1999

                                        HOLDER


                                        ZAKENI LIMITED
                                        -----------------------------------
                                        Print Name


                                        By:
                                           --------------------------------


THE RECOVERY NETWORK, INC.

By:
   --------------------------------

Its:
    -------------------------------

        The undersigned holder ("Holder") of a Promissory Note issued by The Recovery Network, Inc., a Colorado corporation ("RNET") on the date and in the principal amount indicated below hereby agrees to surrender such Promissory
Note in exchange for the number of common shares ($.01 par value) of RNET set forth below ("Exchange Shares").

        As further consideration for the surrender of the Promissory Note, RNET agrees to sell to the Holder up to a like number of Exchange Shares at the written election of the Holder made within forty-five (45) days of the date hereof at a per share price of $.25.

        The above described surrender of the Promissory Note is contingent on RNET having received subscription agreements on or before October __, 1999 for the sale of 2,400,000 RNET common shares ($.01 par value) at a sales price of $.25 per share, which sale shall actually close on or before ____________, 1999.


Promissory Note Principal Amount: $17,445.98

Promissory Note Date: 12/10/98

Exchange Shares: 69,784


Dated: October 13, 1999

                                        HOLDER

                                        The SARGON FUND
                                        -----------------------------

                                        Print Name


                                        By:    [signature illegible]
                                           --------------------------


THE RECOVERY NETWORK, INC.

By:
   --------------------------------

Its:
    -------------------------------

        The undersigned holder ("Holder") of a Promissory Note issued by The Recovery Network, Inc., a Colorado corporation ("RNET") on the date and in the principal amount indicated below hereby agrees to surrender such Promissory
Note in exchange for the number of common shares ($.01 par value) of RNET set forth below ("Exchange Shares").

        As further consideration for the surrender of the Promissory Note, RNET agrees to sell to the Holder up to a like number of Exchange Shares at the written election of the Holder made within forty-five (45) days of the date hereof at a per share price of $.25.

        The above described surrender of the Promissory Note is contingent on RNET having received subscription agreements on or before October __, 1999 for the sale of 2,400,000 RNET common shares ($.01 par value) at a sales price of $.25 per share, which sale shall actually close on or before ___________, 1999.


Promissory Note Principal Amount: $54,027.80

Promissory Note Date: December 11, 1998

Exchange Shares: 216,111


Dated: October 12, 1999

                                        HOLDER

                                        BALMORE FUNDS S.A.
                                        --------------------------------
                                        Print Name

                                        By: /s/ FRANCOIS MOROUX
                                           -----------------------------
                                           Francois Moroux, Director


THE RECOVERY NETWORK, INC.

By:
   --------------------------------

Its:
    -------------------------------

        The undersigned holder ("Holder") of a Promissory Note issued by The Recovery Network, Inc., a Colorado corporation ("RNET") on the date and in the principal amount indicated below hereby agrees to surrender such Promissory
Note in exchange for the number of common shares ($.01 par value) of RNET set forth below ("Exchange Shares").

        As further consideration for the surrender of the Promissory Note, RNET agrees to sell to the Holder up to a like number of Exchange Shares at the written election of the Holder made within forty-five (45) days of the date hereof at a per share price of $.25.

        The above described surrender of the Promissory Note is contingent on RNET having received subscription agreements on or before October __, 1999 for the sale of 2,400,000 RNET common shares ($.01 par value) at a sales price of $.25 per share, which sale shall actually close on or before ____________, 1999.


Promissory Note Principal Amount: $54,027.80

Promissory Note Date: December 11, 1998

Exchange Shares: 216,111


Dated: October 12, 1999

                                        HOLDER

                                        ANSTOST ANSTALT SCHAAN
                                        --------------------------------
                                        Print Name

                                        By: /s/ THOMAS HACKL
                                           -----------------------------
                                           Thomas Hackl, Representative


THE RECOVERY NETWORK, INC.

By:
   --------------------------------

Its:
    -------------------------------